UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UBS Money Series Master Trust
(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Money Market Funds

UBS Money Series

Master Trust

1285 Avenue of the Americas
New York, New York 10019-6028

June 30, 2011

Dear Shareholder:

The enclosed proxy statement ("Proxy Statement") asks you to vote on an important matter concerning UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, and UBS Select Prime Investor Fund and Master Trust—Prime Master Fund (unless the context indicates otherwise, each, a "Fund," and collectively, the "Funds"). Shareholders of the Funds (including holders of interests in Prime Master Fund, the "Shareholders") are being asked to consider a proposal concerning a change to the Funds' investment policies to permit them to invest a larger portion of their assets in a group of industries, as discussed in detail in the enclosed Proxy Statement.

A joint special meeting (the "Meeting") of the Funds' Shareholders will be held on August 16, 2011 to consider this matter, and to transact any other business that may be properly considered at the Meeting. The enclosed Proxy Statement contains detailed information about the proposal. We recommend that you read it carefully. We have also attached a "Questions and Answers" section that will assist you in evaluating the proposal.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare, reminding you to vote. If you have any questions regarding the enclosed Proxy Statement, please

UBS Money Series and Master Trust

call the proxy solicitor at 1-877-225 6862 (toll free) if you are dialing within the US; if you are dialing outside of the US, you should call the following number, collect, instead: 1-781-575 4339. If you wish to vote by phone or the Internet, please follow the instructions on the enclosed proxy card(s).

Thank you for your attention to this matter and for your continuing investment in the Funds.

Sincerely,

Mark E. Carver
President
UBS Money Series and Master Trust

UBS Money Series and Master Trust

A proxy card(s) covering each of your Fund(s) is/are enclosed along with the Proxy Statement.

Please vote your shares today.

You may vote by:

•  Mail: sign and return the enclosed proxy card(s) in the postage prepaid envelope provided.

•  Telephone: please have the proxy card(s) available and call the number on the enclosed card(s) and follow the instructions.

•  Internet: you also may vote over the Internet by following the instructions on the enclosed proxy card(s).

The Board recommends that you vote "FOR" the proposal.

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UBS Money Series and Master Trust

Questions and answers

Q:  What is the purpose of this proxy solicitation?

A:  This proxy solicitation is to ask you to vote on an important matter concerning a proposed change to the fundamental investment policies of the Fund(s) you own regarding the ability to invest a larger portion of assets (or "concentrate" investments) in a group of industries. Any change to a fundamental investment policy can only be made after the approval by Fund Shareholders.

Q:  What are Shareholders being asked to approve and why?

A:  Shareholders of the Funds are being asked to approve a change to the Funds' "concentration" policies to enable Prime Master Fund (i.e., the "master fund" through which each Fund invests) to invest more than 25% of its total assets in securities issued by companies in the financial services group of industries. If the change is approved, the Funds would be required to invest more than 25% of their total assets in such securities.

  All mutual funds are required by law to disclose whether they "concentrate" investments or not. By statute, "concentrated" funds must invest a minimum of 25% of their assets in a particular industry or group of industries (under normal market conditions—which would allow for more conservative temporary defensive portfolio positioning). This sets a "floor" for investments. By contrast, "non-concentrated" funds are subject to a ceiling of 25%. That is, they cannot invest greater than 25% of their assets in securities of issuers in the same industry. A fund's fundamental concentration policy may be changed by shareholder vote. The 25% threshold is specified in the Investment Company Act of 1940 itself; it is the primary statute governing all mutual funds.

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UBS Money Series and Master Trust

In the current low interest rate environment, it can be difficult for money market funds, such as the Funds, to find attractive investment opportunities. Moreover, money markets have evolved in recent years and the supply of attractive investment opportunities in which the Funds may invest under their current concentration policies has diminished. The Boards of Trustees of the Funds (collectively, the "Board"), based upon the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor to Prime Master Fund, believe that changing the concentration policies would enable the Funds to more fully take advantage of available investment opportunities, which could improve the Funds' performance and yield. Such changes should also facilitate effective management later in the day and assist the Funds in adapting to more recent and anticipated market changes.

Q:  Will the feeder Funds continue to seek to maintain a stable $1.00 price per share?

A:  Yes. If Shareholders approve the proposed change to the Funds' concentration policies, the Funds will continue to invest in compliance with strict regulatory requirements applicable to money market funds. These requirements include stringent portfolio quality, maturity and liquidity requirements and other risk-limiting conditions intended to enhance (but not guarantee) a money market fund's ability to maintain a stable $1.00 price per share.

Q:  Are there any risks related to the proposal?

A:  By concentrating their assets in securities issued by companies in the financial services group of industries, the Funds will assume the risk that negative developments in that group of industries may adversely affect the investments held by Prime Master Fund. Notably, investments in the financial services group of industries may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. This

UBS Money Series and Master Trust

could affect a Fund's yield and performance or possibly the ability to maintain a stable price per share under adverse market conditions to a larger extent than if the Funds did not concentrate their investments. However, the Board and UBS Global AM believe that the proposed change would also enable the Funds to invest in new investment opportunities with a larger number of issuers in the financial services group of industries, which could contribute to maintaining a diversified investment portfolio and to controlling risk.

Q:  What is the Board's recommendation?

A:  The Board recommends that all Shareholders vote "FOR" the proposal discussed above.

Q:  How can I vote?

A:  You can vote in any one of four ways:

•  Through the Internet by following the instructions on the enclosed proxy card(s);

•  By telephone by calling the number on the enclosed proxy card(s);

•  By mail, with the enclosed proxy card(s); or

•  In person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). These voting methods will save money. Whichever method you choose, please take the time to read the Proxy Statement before you vote.

UBS Money Series and Master Trust

Q:  I plan to vote by mail. How should I sign my proxy card(s)?

A:  Please see the instructions at the end of the Notice of Joint Special Meeting of Shareholders, which is attached below.

Q:  I plan to vote by telephone. How does telephone voting work?

A:  To vote by telephone, please have the proxy card(s) available and call the number on the enclosed proxy card(s), and follow the instructions.

Q:  I plan to vote through the Internet. How does Internet voting work?

A:  To vote through the Internet, please follow the instructions on the enclosed proxy card(s). Once you have successfully logged onto the Website referenced on the proxy card(s), please follow the instructions on the screen, using your proxy card(s) as a guide.

Q:  Who should I call with questions?

A:  If you have any additional questions about the proxy statement or the upcoming Meeting, please call Computershare toll free at 1-877-225 6862 (from within the United States). If you are calling from outside the United States, please call 1-781-575 4339, collect, instead.

Q:  Why am I receiving proxy information for Funds that I do not own?

A:  Shareholders of all of the Funds are being asked to approve an identical proposal. In order to save money and to promote efficiency, one proxy statement has been prepared for all of the Funds. This may also save you time if you own shares of more than one Fund.

UBS Money Series and Master Trust

Q:  What is the relationship between the proxy solicitor, Computershare, and the Funds?

A:  The proxy solicitor is an independent firm that specializes in proxy mailings and solicitations. It may contact Shareholders on behalf of the Funds, but will not use personal information about Shareholders for any purposes not connected with the Meeting. The proxy solicitor has no affiliation to the Board, UBS Global AM, or the Funds.

Q:  How are shares voted in a "master-feeder" fund structure?

A:  The Funds operate in a "master-feeder" fund structure. Under this structure, each feeder Fund invests all of its assets in Prime Master Fund, and Prime Master Fund pursues the Funds' common investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. Currently, the only investors owning interests in Prime Master Fund are "feeder" funds, including those named in these proxy materials.

The feeder Funds and Prime Master Fund have an identical investment objective, policies and limitations, including identical concentration policies. Shareholders of the Funds and interestholders of Prime Master Fund are being asked to approve a change to their common concentration policies. As an interestholder in Prime Master Fund, each feeder Fund, in accordance with the Investment Company Act of 1940, is "passing-through" to the feeder Fund's Shareholders the vote to change Prime Master Fund's concentration policy through this proxy solicitation, and will vote its interests in Prime Master Fund "FOR" or "AGAINST" the proposal in the same proportion as the votes received from its own Shareholders. In this manner, your vote will apply (i) directly to the proposal to change the concentration policy of the applicable feeder Fund(s) in which you own shares and (ii) indirectly to the proposal to change the concentration policy of Prime Master Fund.

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Q:  What happens if the proposal is not approved by Shareholders of one or more of the Funds?

A:  The approval of the proposal by Shareholders of a Fund is not contingent on the approval of the proposal by the Shareholders of any other Fund. However, if the proposal is not approved by Shareholders of one or more of the feeder Funds (but is adopted and implemented by Prime Master Fund), those feeder Funds would not be allowed to continue investing their assets in Prime Master Fund. In that case, the relevant Board and UBS Global AM would determine whether to delay the implementation of the proposal for Prime Master Fund and those feeder Fund(s) that had approved the change, and/or whether to adopt an alternative measure for the feeder Fund(s) that did not approve the proposal, which may trigger the need for additional Shareholder meetings for those Fund(s). Shareholders of the applicable feeder Fund(s) for which alternatives are considered would be notified prior to the implementation of any such measure.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL, AND THE ABOVE DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCUSSION CONTAINED IN THE PROXY STATEMENT. PLEASE READ IT CAREFULLY.

UBS Money Series

UBS Select Prime Institutional Fund
UBS Select Prime Preferred Fund
UBS Select Prime Investor Fund

Master Trust

Prime Master Fund

1285 Avenue of the Americas
New York, New York 10019-6028

Notice of Joint Special Meeting of Shareholders
to be held on August 16, 2011

To the Shareholders:

A joint special meeting ("Meeting") of the holders of shares of beneficial interest/proportional interestholders ("Shareholders") of each of the funds listed above (each, a "Fund," and collectively, the "Funds") will be held on August 16, 2011, at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028, for the following purposes:

Proposals	Funds Affected
To approve a change to the Funds' concentration policies	All Funds

To transact such other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof	All Funds

(Holders of proportional interests in Prime Master Fund are referred to herein as "Shareholders" for convenience of reference.)

You are entitled to vote at the Meeting, or at any postponement(s) or adjournment(s) thereof, with respect to each Fund in which you owned shares at the close of business on June 23, 2011. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s), which is being solicited by the Boards of Trustees (collectively, the "Board") of UBS Money Series and Master Trust (collectively, the "Trust"), or vote your shares by telephone or the Internet. Returning

UBS Money Series and Master Trust

your proxy promptly is important to ensure a quorum at the Meeting and to save the expense of further proxy solicitation, including mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent submission of a revised proxy, (ii) giving a written notice of revocation to the Trust, or (iii) voting in person at the Meeting.

This notice and related proxy materials are first being mailed to Shareholders of the Trust on or about July 6, 2011.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

June 30, 2011

1285 Avenue of the Americas
New York, New York 10019-6028

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please mark your proxy card(s), sign it, and return it in the postage paid envelope provided (unless you are voting by telephone or via the Internet). If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the proposal indicated on the card(s). If you prefer, you may instead vote by telephone or via the Internet. To vote in this manner you should refer to the directions below.

To vote via the Internet, please follow the instructions on the enclosed proxy card(s).

To vote by telephone, please call the number on the enclosed proxy card(s) and follow the instructions.

You may revoke your proxy at any time at or before the Meeting.

UBS Money Series and Master Trust

Instructions for signing proxy card(s)

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.  All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature
Corporate Accounts

(1)	ABC Corp	ABC Corp. John Doe, Treasurer

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1)	The XYZ Partnership	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1)	ABC Trust Account	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

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UBS Money Series

UBS Select Prime Institutional Fund
UBS Select Prime Preferred Fund
UBS Select Prime Investor Fund

Master Trust

Prime Master Fund

1285 Avenue of the Americas
New York, New York 10019-6028

Proxy statement
Joint Special Meeting of Shareholders to be held on August 16, 2011

This proxy statement ("Proxy Statement") is being furnished to holders of shares of beneficial interest/proportional interestholders ("Shareholders") of each of the funds listed above (unless the context indicates otherwise, each, a "Fund," and collectively, the "Funds") in connection with the solicitation by the Boards of Trustees of UBS Money Series and Master Trust (collectively, the "Board" or "Trustees") of proxies to be used at a joint special meeting of Shareholders to be held on August 16, 2011, at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028, or at any postponement(s) or adjournment(s) thereof ("Meeting"). This Proxy Statement will first be mailed to Shareholders on or about July 6, 2011.

The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

Proposals	Funds Affected
To approve a change to the Funds' concentration policies	All Funds

To transact such other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof	All Funds

UBS Money Series and Master Trust

UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund are series of UBS Money Series (the "Trust"), an investment company registered under the Investment Company Act of 1940 ("1940 Act"). The Funds operate in a "master-feeder" fund structure. Under this structure, each Fund invests all of its assets in Prime Master Fund, a series of Master Trust, which is advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). The Master Trust is also an investment company registered under the 1940 Act. For additional information about the voting mechanics under a "master-feeder" fund structure, please refer to the section entitled "Voting information—Voting mechanics under a 'master-feeder' fund structure." In order to avoid confusion in terms throughout this Proxy Statement, unless the context indicates otherwise, the terms "Fund" or "Funds" include Prime Master Fund, the term "Trust" includes Master Trust, the term "Board" includes the Board of Trustees of Master Trust, and the term "Shares" includes the proportional interests of a feeder Fund in Prime Master Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE JOINT SPECIAL MEETING TO BE HELD ON AUGUST 16, 2011

This Proxy Statement is available at www.ubs.com/usmoneymarketfundsholdings. In addition, the most recent annual report of each Fund for the fiscal year ended April 30, 2011 has previously been mailed to Shareholders. Shareholders may request additional copies of a Fund's annual report, without charge, by writing the Fund, c/o UBS Global Asset Management (Americas) Inc. at 1285 Avenue of the Americas, New York, New York 10019-6028, or by calling toll free 1-800-647 1568. Additionally, the report is available at the following Internet address: www.ubs.com/usmoneymarketfundsholdings.

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Table of contents

Voting information	4

Quorum	4

Required vote for adoption of the proposal	4

Voting mechanics under a "master-feeder" fund structure	6

The Proposal—Changes to the Funds' concentration policies	8

Overview and related information	8

Current and proposed concentration policies and related interpretations and definitions	9

Discussion of proposed change	10

Additional information	13

Expenses and solicitation activities	13

Beneficial ownership of Shares	13

Shareholder proposals	13

Service providers of the Funds	14

Other business	14

Exhibit index

Shares outstanding/net assets as of the Record Date	A-1

Beneficial ownership of greater than 5% of the Funds' shares/proportional interests as of the Record Date	B-1

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Voting information

Shareholders of record at the close of business on June 23, 2011, (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The number of shares of each feeder Fund that were issued and outstanding, and the net assets of Prime Master Fund, as of the Record Date is set forth in Exhibit A.

Quorum

The presence, in person or by proxy, of one-third of each Fund's outstanding shares entitled to vote on the Record Date shall be a quorum for the transaction of business at the Meeting by that Fund.

Required vote for adoption of the proposal

The proposal to approve changes to a Fund's concentration policy requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. Under the 1940 Act, and as used in this Proxy Statement, the vote of a "majority of the outstanding voting securities" means, with respect to each Fund, the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding voting shares. Shareholders of each Fund will vote separately on the proposal. The proposal will be approved by each Fund if it is approved by a vote of a "majority of the outstanding voting securities" of that Fund. In turn, the proposal will be approved by Prime Master Fund if it is approved by a vote of a "majority of the outstanding voting securities" of the Funds (and certain other funds not discussed in this Proxy Statement), in the aggregate.

Each whole share outstanding shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote as to any matter on which it is entitled to vote.

In the event that a quorum with respect to the proposal is not present at the Meeting for any Fund, or if a quorum is present at the Meeting but sufficient votes to approve the proposal for any Fund are not

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received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting, whether in person or by proxy. The persons named as proxies will vote those proxies that are marked "FOR" the proposal in favor of the adjournment, and will vote those proxies marked "AGAINST" the proposal against such adjournment.

The approval of the proposal by Shareholders of a Fund is not contingent on the approval of the proposal by the Shareholders of any other Fund. However, if the proposal is not approved by Shareholders of one or more of the feeder Funds (but is adopted and implemented by Prime Master Fund), those feeder Funds would not be allowed to continue investing their assets in Prime Master Fund. In that case, the relevant Board and UBS Global AM would determine whether to delay the implementation of the proposal for Prime Master Fund and those feeder Fund(s) that had approved the change, and/or whether to adopt an alternative measure for the feeder Fund(s) that did not approve the proposal, which may trigger the need for additional Shareholder meetings for those Funds. Shareholders of the applicable feeder Fund(s) for which alternatives are considered would be notified prior to the implementation of any such measure.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or the proposal. Accordingly, abstentions and broker non-votes will have the effect of a negative vote on the proposal.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon, if your proxy card(s) is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by

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telephone by following the instructions on the enclosed proxy card(s). We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s). If you sign, date and return the proxy card(s) without voting instructions, your shares will be voted "FOR" the proposal and "FOR" any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

A listing of the owners of more than 5% of shares/proportional interests of each Fund as of the Record Date is set forth in Exhibit B to this Proxy Statement. To the knowledge of the Trust, the executive officers and the Board, as a group, owned less than 1% of the outstanding shares of each Fund as of the Record Date.

Voting mechanics under a "master-feeder" fund structure

The Funds operate in a "master-feeder" fund structure. Under this structure, each feeder Fund invests all of its assets in Prime Master Fund, and Prime Master Fund pursues the Funds' common investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. Currently, the only investors owning interests in Prime Master Fund are "feeder" funds, including those named in these proxy materials.

The Funds and Prime Master Fund have an identical investment objective, policies and limitations, including identical concentration policies as described below. Shareholders of the Funds and interestholders of Prime Master Fund are being asked to approve a change to their common concentration policies. As an interestholder in Prime Master Fund, each feeder Fund, in accordance with the 1940 Act, is "passing-through" to the feeder Fund's Shareholders the

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vote to change Prime Master Fund's concentration policy through this proxy solicitation, and will vote its interests in Prime Master Fund "FOR" or "AGAINST" the proposal in the same proportion as the votes received from its own Shareholders. In this manner, your vote for the proposal will apply (i) directly to the change in the concentration policy of the applicable feeder Fund(s) in which you own shares and (ii) indirectly to the change in the concentration policy of Prime Master Fund.

As noted above, in order to avoid confusion in terms throughout this Proxy Statement, unless the context indicates otherwise, the terms "Fund" or "Funds" include Prime Master Fund, the term "Trust" includes Master Trust, the term "Board" includes the Board of Trustees of Master Trust and the term "Shares" includes the proportional interests of a feeder Fund in Prime Master Fund.

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The Proposal—Changes to the Funds' concentration policies

Overview and related information

The 1940 Act requires a registered investment company, such as the Funds, to set forth in its registration statement certain "fundamental" investment policies that can only be changed by a shareholder vote, including the fund's policy to concentrate its investments in a particular industry or group of industries. For reasons discussed below and upon the recommendation of UBS Global AM, the Board, including each of the Trustees who is not an "interested person" of the Funds (as defined in the 1940 Act) (the "Independent Trustees"), approved the proposed change to the Funds' concentration policies, subject to the approval of Shareholders of the Funds. Accordingly, Shareholders of the Funds are being asked to approve a change to the Funds' concentration policies to enable Prime Master Fund to invest more than 25% of its total assets in securities issued by companies in the financial services group of industries. If the proposal is approved by Shareholders, a non-fundamental policy adopted by the Board would explain that the financial services group of industries includes industries within the financial services sector, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance), and related asset-backed securities. (A Fund's non-fundamental policies/interpretations may be changed by its Board without Shareholder vote.) If the proposal is approved, under normal circumstances, the Funds would be required to invest more than 25% of their total assets in the financial services sector.

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Current and proposed concentration policies and related interpretations and definitions

The Board and UBS Global AM propose the following change with respect to the concentration policies of the Funds:

Current Concentration Policy	Proposed Concentration Policy
Each fund will not [p]urchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.	Under normal circumstances, each fund will invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. Each fund may not concentrate its investments in any other industry outside of financial services. That is, each fund may not invest more than 25% of its total assets (measured at the time of purchase) in securities of issuers whose principal business activities are in the same industry outside of financial services, except that this limit does not apply to (a) securities issued or guaranteed by the US government, (b) any of its agencies or instrumentalities and (c) repurchase agreements secured by such obligations.

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Current Interpretations or Definitions of Terms	Proposed Interpretations or Definitions of Terms
The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; (c) tax-exempt securities backed only by the assets and revenues of a non-government user will be considered to be subject to this industry concentration limitation; and (d) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.	For the purpose of each fund's concentration limitations, the financial services group of industries is deemed to include industries within the financial services sector, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance), and related asset-backed securities. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. UBS Global AM may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by UBS Global AM or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by UBS Global AM based on its analysis of the economic characteristics of the issuer.

Discussion of proposed change

In the current low interest rate environment, it can be difficult for money market funds, such as the Funds, to find attractive investment opportunities. Moreover, money markets have evolved in recent years and the supply of attractive investment opportunities in which the Funds may invest has diminished. The Board, based upon the recommendation of UBS Global AM, believes that changing the concentration policies would enable the Funds to more fully take advantage of available investment opportunities, which could improve the Funds' performance and yield.

UBS Global AM believes that, over the past several years, companies within the financial services group of industries have become more important as key issuers of money market securities and that the Funds should be able to take advantage of these additional investment

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UBS Money Series and Master Trust

opportunities. This would be possible if the Funds were able to invest more than 25% of their total assets in securities issued by companies in the financial services group of industries.

By concentrating their assets in securities issued by companies in the financial services group of industries, negative developments or changes that affect that group of industries may adversely affect the investments held by Prime Master Fund. Notably, investments in the financial services group of industries may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services group of industries due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services group of industries by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

This could affect a Fund's yield and performance or possibly the ability to maintain a stable price per share under adverse market conditions to a larger extent than if the Funds did not concentrate their investments. However, the Board and UBS Global AM believe that the proposed change would also enable the Funds to invest in new investment opportunities with a larger number of issuers in the financial services group of industries, which could contribute to maintaining a diversified investment portfolio and to controlling risk.

Shareholders should note that, in the current low interest rate environment, it can be difficult for money market funds to maintain a positive net yield without fee waivers and expense reimbursements by fund management. Only the willingness of UBS Global AM to voluntarily bear the cost of certain fee waivers and expense reimbursements has enabled the Funds to maintain their competitive

11

UBS Money Series and Master Trust

position in this tough environment. If, as anticipated, the revised concentration policies increase the yields that the Funds are able to earn on their investment portfolios, those higher yields would increase the ability of the Funds to maintain competitive yields without the need for such fee waivers and/or expense reimbursements.

In addition, if Shareholders approve the proposed change to the Funds' concentration policies, the Funds will continue to invest in compliance with strict regulatory requirements applicable to money market funds. These requirements include stringent portfolio quality, maturity and liquidity requirements and other risk-limiting conditions intended to enhance (but not guarantee) a money market fund's ability to maintain a stable $1.00 price per share. Among other things, money market fund regulations limit portfolio holdings to short-term securities (i) that are denominated in US dollars, (ii) that pose minimal credit risk to a fund and meet stringent credit quality requirements, and (iii) that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGE TO THE FUNDS' CONCENTRATION POLICIES

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UBS Money Series and Master Trust

Additional information

Expenses and solicitation activities

The solicitation of proxies will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Financial Services Inc., UBS Global AM, UBS Private Bank and/or their affiliates, who will not receive any compensation in connection with these communications. The Trust has also retained an outside firm that specializes in proxy solicitation to assist with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up. All costs of solicitation, including (i) printing and mailing of this Proxy Statement and accompanying material, (ii) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, and (iii) payment to Computershare for its services as proxy solicitor, including solicitations to submit proxies by telephone (which is anticipated to amount to approximately $40,000), will be borne by UBS Global AM.

Beneficial ownership of Shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares or proportional interests of any Fund as of the Record Date is set forth in Exhibit B.

Shareholder proposals

As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's shareholders should send the proposals to the Secretary of UBS Money Series, c/o UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's or a Fund's proxy materials.

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UBS Money Series and Master Trust

Inclusion of such proposals is subject to limitations under the federal securities laws.

Service providers of the Funds

UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the administrator for each feeder Fund and Prime Master Fund and the investment advisor for Prime Master Fund. UBS Global Asset Management (US) Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter for each feeder Fund and the placement agent for Prime Master Fund.

Other business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or relevant Fund, as applicable.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

June 30, 2011

It is important that you execute and return your proxy promptly.

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UBS Money Series and Master Trust

Exhibit index

Exhibit A—Shares outstanding/net assets as of the Record Date	A-1

Exhibit B—Beneficial ownership of greater than 5% of the Funds' shares/proportional interests as of the Record Date	B-1

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UBS Money Series and Master Trust

Exhibit A

Shares outstanding/net assets as of the Record Date

Fund name	Shares outstanding as of the Record Date
UBS Select Prime Institutional Fund	8,558,541,554.33
UBS Select Prime Preferred Fund	15,936,750,768.04
UBS Select Prime Investor Fund	453,247,427.21
Fund name	Net assets as of the Record Date
Prime Master Fund	$25,319,910,176

A-1

UBS Money Series and Master Trust

Exhibit B

Beneficial ownership of greater than 5% of the Funds' shares/proportional interests as of the Record Date

Fund name	Name and address* (and nature of beneficial ownership)	Shares/interests owned	Percentage of shares/interests beneficially owned
UBS Select Prime Institutional Fund	Hare & Co.	768,014,442.22	8.97%
UBS Select Prime Preferred Fund	UBS Financial Services Inc. FBO FHLMC Operating Account	1,100,000,000.00	6.90%
	Chicago Mercantile Xchange Inc. Attn: Mike Kobida	1,032,900,005.33	6.48%
	Barclays Capital Inc. for the PNC for PFPC Trust Co. FBO Exclusive Benefit of General Motors Holdings LLC	952,571,617.02	5.97%
	Treasurer, State of Iowa	922,950,000.00	5.79%
UBS Select Prime Investor Fund	UBS AG New York Branch Attn: Ronald Thompson	53,512,289.69	11.80%
Prime Master Fund	UBS Select Prime Preferred Fund	$15,936,768,231	62.94%
	UBS Select Prime Institutional Fund	$8,558,554,105	33.80%

*  The beneficial owners listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, New York 10019-6028.

B-1

UBS Money Series and Master Trust Proxy Statement

Notice of Joint Special Meeting
to be held on August 16, 2011
and Proxy Statement

[For SEC Filing Purposes only – Form of Proxy Card]

[This Form of Proxy Card lists the proposal that has been approved by the Board.  The Proxy Card that each Shareholder receives will be tailored to indicate the Fund(s) in which that Shareholder has interests.]

PROXY	UBS MONEY SERIES	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned hereby appoint(s) Keith Weller and Cathleen Crandall, or either of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of UBS Money Series (the “Trust”) to be held at the Trust’s principal executive offices at 1285 Avenue of the Americas, on the 14th floor of the UBS Building, New York, New York 10019-6028, at 10:00 a.m., Eastern time, on August 16, 2011, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed.  If no specification is made for the proposal, the proxy will be voted “FOR” the proposal.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Authorized Signatures – This section must be completed for your vote to be counted. Date and Sign Below.  Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to one of the names shown on this proxy card. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title unless it is reflected in the form of registration.

Signature(s)

Signature(s)

Date	UBS_22676_062211

UBS Select Prime Institutional Fund	UBS Select Prime Preferred Fund	UBS Select Prime Investor Fund

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: ¡

☐ To vote FOR the Proposal for all Funds mark this box. No other vote is necessary.

1.     To approve a change to the Fund(s)’ concentration policies.

	FOR	AGAINST	ABSTAIN
UBS Select Prime Institutional Fund	☐	☐	☐

UBS Select Prime Preferred Fund	☐	☐	☐

UBS Select Prime Investor Fund	☐	☐	☐

To transact such other business as may properly come before the Special Meeting of each Fund

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

UBS_22676_062211